U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 6, 2012
(Date of Report–Date of Earliest Event Reported)

CACI International Inc
(Exact name of registrant as specified in its Charter)

Delaware	001-31400	54-1345899

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

1100 N. Glebe Road
Arlington, Virginia 22201
(Address of Principal executive offices)(ZIP code)

(703) 841-7800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)	On June 6, 2012, CACI International Inc (the “Company”) announced that, Paul M. Cofoni, President and Chief Executive Officer, notified the Company of his intention to retire as of December 1, 2012. To support a smooth and efficient transition, effective July 1, 2012, Mr. Cofoni will assume the role of Chief Advisor to the Executive Chairman of the Board of Directors.

On June 6, 2012, the Company also announced that Daniel D. Allen, currently the President, U.S. Operations, of CACI-INC. FEDERAL, will be appointed President and Chief Executive Officer of the Company, effective July 1, 2012.

On June 6, 2012, the Company further announced that John S. Mengucci, currently the Chief Operating Officer for U.S. Operations, will be named Chief Operating Officer and President of U.S. Operations, effective July 1, 2012.

(c)	As noted above, effective July 1, 2012, Mr. Allen becomes the President and Chief Executive Officer of CACI International Inc. He will thus become the Company’s principal executive officer.

As noted above, effective July 1, 2012, Mr. Mengucci becomes the Chief Operating Officer and President of U.S. Operations of CACI International Inc. He will thus become the Company’s principal operating officer.

Biographical information (incorporated by this reference) about Mr. Allen can be found on page 10 of our definitive Proxy Statement filed with the SEC on October 6, 2011. Additional information about Mr. Allen appears throughout the Proxy Statement.

Biographical information (incorporated by this reference) about Mr. Mengucci can be found in CACI’s Form 8-K filed with the SEC on February 16, 2012.

There are no family relationships between Mr. Allen or Mr. Mengucci and any director or executive officer of the Company, or any person chosen by the Company to become a director or executive officer. There are no related party transactions of the kind described in Item 404(a) of Regulation S-K in which Mr. Allen or Mr. Mengucci was a participant.

For both Mr. Allen and Mr. Mengucci, there is no material plan, contract or arrangement of the type described in Item 5.02(c)(3) of Form 8-K.
Item 7.01.	Regulation FD Disclosure.

On June 6, 2012, the Company issued a press release announcing the appointments of Mr. Cofoni, Mr. Allen, and Mr. Mengucci. A copy of the press release is filed as Exhibit 99 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits	The following exhibit is furnished (and not filed) with this Report.

99	News release of CACI International Inc dated June 6, 2012 concerning appointments of Mr. Cofoni, Mr. Allen, and Mr. Mengucci.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACI International Inc

By:
/s/ Arnold D. Morse
Arnold D. Morse
Senior Vice President,
Chief Legal Officer and Secretary

Dated: June 6, 2012